FANTOM II trial: Clinical results from the Fantom® Sirolimus-Eluting BRS Norbert Frey, MD University of Kiel, Germany EXHIBIT 99.3

Potential conflicts of interest Speaker's name: Dr. Norbert Frey I have the following potential conflicts of interest to report: Consultant to REVA Medical, Inc.

Fantom Bioresorbable Scaffold Clinical Program Overview FANTOM I (Pilot Trial) 7 patients, 2 clinical sites Goal: verification of acute performance FANTOM II Trial 240 patients, 28 clinical sites Cohort A - 117 patients for CE Mark application data set Cohort B - 123 patients for additional data to support product use Goal: safety & performance evaluation to support CE Mark

FANTOM I Study Design and Baseline Characteristics Patient Characteristics N=7 Patient Age (average years) 55.9±7.7 Male 100% Diabetes 42.9% Current/Former Smoker 100% Hypertension 85.7% Hyperlipidemia 71.4% Prior PCI 57.1% Prior CABG 0% Prior MI 57.1% LVEF 50.7±12.2% (n=6) Study Population N= 7 Patients 2 Clinical Centers (Brazil & Poland) 4 Month Follow-up Clinical & Imaging 6 Month Follow-up Clinical Angiographic N=7 OCT N=6 IVUS N=7 Long Term Follow-up Clinical (annual through 5 years)

FANTOM I Lesion Characteristics and Procedural Outcomes Target Lesion Location (n=7) LAD 42.9% (3) LCX 42.9% (3) RCA 14.3% (1) ACC/AHA Lesion Class (n=7) Type A 14.3% (1) Type B1 71.4% (5) Type B2 14.3% (1) Type C 0.0% (0) Lesion Characteristics Initial Outcomes Acute Procedural Outcomes Delivery Success (1) 100% n=7 Acute Procedural Success (2) 100% n=7 Clinical Procedural Success (3) 100% n=7 Defined as successful delivery and deployment of the device. Defined as delivery success with residual stenosis <50% with no immediate (in-hospital) MACE. Defined as acute procedure success without the occurrence of MACE through 30 days. Defined as successful delivery and deployment of a REVA scaffold in the intended lesion with no immediate MACE events. Defined as acute delivery success (see definition above), resulting in a residual stenosis of ≤50 percent with no immediate (in-hospital) MACE. Defined as acute procedural success (see definition above), with no MACE thirty days post-intervention and with a final diameter stenosis ≤50 percent.

FANTOM I MACE Results MACE Results (n=7) Timeframe Events In-Hospital 0 30-Day Follow-up 0 6-Month Angiographic Follow-up 0 12-Month Follow-up 0

Fantom

Optical Properties Comparison*

Differences and Similarities

Absorb

ABBOTT

Poly-L-lactic acid

157µm

Crossing profile ~1.5mm



DESolve NX

ELIXIR

Poly-L-lactic acid

150µm

Crossing profile ~1.5mm



Fantom

REVA MEDICAL

poly(I_2DAT-co-lactic acid)

125 µm

Crossing profile ~1.3mm



* Courtesy Dr. D. Chamie – CRC OCT corelab – São Paulo

FANTOM I OCT Results* Cross-Section Level Analysis Post-Procedure N=6 4-Month FU N=6 Difference (95% CI) P Analyzed Scaffold Length, mm 17.63 ± 2.09 18.38 ± 1.42 0.75 (-1.95 to 3.45) 0.916 Analyzed cross-sections per lesion 30.0 ± 3.57 31.17 ± 2.31 1.16 (-3.30 to 5.63) 0.684 Mean Scaffold Area, mm2 7.06 ± 0.76 6.56 ± 0.77 -0.50 (-1.12 to 0.1) 0.058 Min. Scaffold Area, mm2 5.96 ± 0.99 5.49 ± 0.67 -0.47 (-1.18 to 0.24) 0.116 Strut Core Area, mm2 0.04 ± 0.00 0.04 ± 0.00 -0.00 (-0.0 to 0.00) 0.317 Mean Scaffold Expansion, % 119.78 ± 29.16 128.20 ± 18.12 8.42 (-20.78 to 37.63) 0.753 Mean Lumen Area, mm2 6.89 ± 0.68 5.08 ± 0.83 -1.80 (-2.43 to -1.18) 0.028 Min. Lumen Area, mm2 5.63 ± 0.91 3.87 ± 0.82 -1.76 (-2.90 to -0.62) 0.028 Flow Area, mm2 6.51 ± 0.62 5.08 ± 0.83 -1.42 (-2.10 to -0.75) 0.028 Analyzed struts per scaffolds 252.16 ± 32.62 255.50 ± 19.39 3.33 (-27.68 to 34.34) 0.917 Freq. of covered struts per lesion, % N/A 99.14 ± 1.01 N/A N/A Freq. malapposed struts per lesion, % 2.11 ± 4.03 0.00 ± 0.00 -2.11 (-6.34 to 2.12) 0.068 Mean NIH thickness over cov. struts, mm N/A 0.08 ± 0.03 N/A N/A * Analyzed by an independent OCT core lab (Dr. D. Chamie – CRC, São Paulo, Brazil)

FANTOM II Trial Safety & Performance Study for the Fantom Sirolimus-Eluting Bioresorbable Coronary Scaffold

FANTOM II Study Design and Endpoints Study Design Safety and Performance Trial 240 patients in 2 cohorts 2.5mm to 3.5mm vessels Lesion length ≤ 20mm Angiographic follow-up Cohort A: 6 months 117 Pts. Cohort B: 9 months 123 Pts. Serial imaging sub-studies Cohort A: 24 months Cohort B: 48 months Study Population N= 240 Patients 28 Clinical Centers Participating Cohort A (117 Patients) 6 Mo Clinical Follow-up (MACE) Cohort B (123 Patients) 6 Mo Clinical Follow-up (MACE) 6 Mo Angiographic Follow-up (LLL) Includes OCT & IVUS Sub-study @ 24 months 9 Mo Angiographic Follow-up (LLL) Includes OCT & IVUS Sub-study @ 48 months Annual Clinical Follow-up (5 yrs) Annual Clinical Follow-up (5 yrs)

FANTOM II Study Investigators Australia Dr. Muller, Dr. Jepson, Dr. Walters Belgium Dr. De Bruyne Brazil Dr. Abizaid, Dr. Costa, Dr. Chamie, Dr. Perin Denmark Dr. Christiansen, Dr. Lassen, Dr. Okkels-Jensen France Dr. Carrié, Dr. Chevalier, Dr. Fajadet, Dr. Collet Germany Dr. Weber-Albers, Dr. Naber, Dr. Achenbach, Dr. Frey, Dr. Lutz, Dr. Kische, Dr. Ince, Dr. Brachman Netherlands Dr. Amoroso, Dr. Wykrzykowska, Dr. Daemen Poland Dr. Dudek, Dr. Kochman, Dr. Koltowski, Dr. Lesiak, Dr. Wojdyla

FANTOM II – Cohort A Study Overview and Baseline Characteristics Patient Characteristics (N=117) Patient Age (average years) 62.7 ± 9.7 Male 70.1% Diabetes 21.4% Current/Former Smoker 50.4% Hypertension 76.9% Hyperlipidemia 70.9% Prior PCI 40.2% Prior CABG 6.0% Prior MI 26.5% Recent LVEF <40% 2.0% (N=113) Study Population N= 117 Patients 23 Clinical Centers 6 Month Follow-up Clinical & Imaging 6 Month Follow-up Clinical (n=108) Angiographic N=102 OCT N=82 IVUS N=45 Long Term Follow-up Clinical (annual through 5 years)

euro PCR

FANTOM II – Cohort A

Lesion Characteristics and Procedural Outcomes

Target Lesion Location (n=117)	
LAD	49.6% (58)
LCX	30.8% (36)
RCA	19.7% (23)
ACC/AHA Lesion Class (n=115)*	
Type A	24.3% (28)
Type B1	42.6% (49)
Type B2	33.0% (38)
Type C	0.0% (0)

*As assessed by an independent core lab

Acute Procedural Outcomes		
Acute Technical Success (1)	96.6%	n=117
Acute Procedural Success (2)	99.1%	n=113
Clinical Procedural Success (3)	99.1%	n=112

(1) Defined as successful delivery and deployment of the intended scaffold in the intended lesion without device related complications.

(2) Defined as acute technical success (see definition above), resulting in a residual stenosis of ≤50 percent with no immediate (in-hospital) MACE.

(3) Defined as acute procedural success (see definition above), with no MACE thirty days post-intervention and with a final diameter stenosis ≤50 percent.

FANTOM II – Cohort A Angiographic – QCA Results* In-Scaffold Analysis Baseline (n=115) Post Procedure (n=112) 6 Months (n=100) RVD (mm) 2.68 ± 0.37 2.75 ± 0.40 2.69 ± 0.35(n=101) MLD (mm) 0.79 ± 0.29 2.47 ± 0.37 2.20 ± 0.39 Diameter Stenosis (%) 70.3 ± 10.4 10.7 ± 7.6 16.8 ± 11.5(n=99) Acute Gain (mm) 1.67 ± 0.41 Acute Recoil (%) 2.9 ± 8.8 Mean LLL (mm) 0.29 ± 0.38 Median LLL (mm) 0.22 (-0.43, 1.77) In-Segment Analysis Mean LLL (mm) 0.21 ± 0.32 Median LLL (mm) 0.16 (-0.43, 1.67) * Preliminary Results: Analyzed by an independent QCA core lab (Yale Cardiovascular Research Group, New Haven, US)

FANTOM II – Cohort A MACE Results 6 Month MACE Results Timeframe Event In-Hospital 1 (Post Procedure MI) 30-Day Follow-up 1 (MI/TLR/SAT) 90-Day Follow-up 0 6-Month Follow-up 0 Components of the Primary Endpoint (ITT): Hierarchical N=117 MACE1 1.71% Cardiac Death 0.0 % Target vessel MI 1.71% Clinically Driven TLR 0.0% As adjudicated by an independent Clinical Events Committee One event pending final adjudication review

144-007 Patient Demographics Demographics & Physical Exam Age = 74 Gender = Female Height = 165 cm Weight = 67 kg Heart Rate = 64 bpm Blood Pressure = 100/50 History No angina No history of Hypertension and Hyperlipidemia Prior PCI (04-Jul-2015) Most recent MI (04-July-2015) Prior smoker No Diabetes LVEF = 40%

144-007 Pre-implant [IMAGING VIDEO]

144-007 Fantom implantation [IMAGING VIDEOS]

144-007 Post-implant final Post-dilatation: Hiryu 3.00 x 15 mm 12 atm, 30 sec [IMAGING VIDEO]

144-007 Post-implant OCT [IMAGING VIDEO]

144-007 6-month follow up [IMAGING VIDEO]

144-007 6 Month Follow-up OCT [IMAGING VIDEO]

FANTOM Program Clinical Summary Initial clinical data demonstrates Good acute performance Excellent device deliverability Minimal residual stenosis and acute recoil Sustained performance and safety through 6 months Low MACE Rate Minimal late lumen loss